TENTH AMENDMENT

THIS TENTH AMENDMENT dated as of February 11, 2011 (this “Amendment”) amends the Credit Agreement dated as of May 10, 2001 (as previously amended, the “Credit Agreement”) among Nu Skin Enterprises, Inc. (the “Company”), various financial institutions (the “Lenders”) and JPMorgan Chase Bank, N.A. (as successor to Bank One, NA), as successor administrative agent (in such capacity, the “Administrative Agent”).  Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

                SECTION 1  Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the definition of “Termination Date” is amended by replacing the reference therein to “May 10, 2011” with “May 10, 2012”.

SECTION 2  Warranties.  The Company represents and warrants to the Administrative Agent and the Lenders that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date (except to the extent any such warranty expressly relates to a specific earlier date, in which case such warranty was true and correct in all material respects as of such earlier date), (b) after giving effect to this amendment, no Event of Default or Unmatured Event of Default exists and (c) the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3  Effectiveness.  The amendment set forth in Section 1 above shall become effective when the Administrative Agent has received (i) counterparts of this Amendment executed by the Company and each Lender and (ii) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Subsidiary Guarantor.

SECTION 4  Miscellaneous.

4.1           Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.

4.2           Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.  Delivery to the Administrative Agent of a counterpart hereof, or a signature page hereto, by facsimile shall be effective as an original, manually-signed counterpart.

4.3           Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of New York (without regard to principles of conflicts of laws, other than Title 15 of Article 5 of the New York General Obligations Law).

4.4           Successors and Assigns.  This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

Delivered as of the day and year first above written.

NU SKIN ENTERPRISES, INC.

By        /s/ Ritch N. Wood
Title     CFO

JPMORGAN CHASE BANK, N.A. (as successor to Bank One, NA), as Administrative Agent and as a Lender

By        /s/ Stephen A. Cazier
Title    Sr. Banker

Exhibit A
CONFIRMATION

Dated as of February 11, 2011

To:	JPMorgan Chase Bank, N.A., individually and as Administrative Agent (as defined below), and the other financial institutions party to the Credit Agreement referred to below

Please refer to (a) the Credit Agreement dated as of May 10, 2001 (as amended prior to the date hereof, the “Credit Agreement”) among Nu Skin Enterprises, Inc., various financial institutions (the “Lenders”) and JPMorgan Chase Bank, N.A., as successor to Bank One, NA (in such capacity, the “Administrative Agent”); (b) the other “Loan Documents” (as defined in the Credit Agreement), including the Guaranty and the Pledge Agreement; and (c) the Tenth Amendment dated as of the date hereof to the Credit Agreement (the “Amendment”).

           Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

NU SKIN ENTERPRISES, INC.

By:        /s/ D. Mathew Dorny
Name:   D. Matthew Dorny
Title:     Vice President

NU SKIN INTERNATIONAL, INC.
NU SKIN ENTERPRISES HONG KONG, INC.
NU SKIN TAIWAN, INC.
NU SKIN ENTERPRISES UNITED STATES, INC. (f/k/a Nu Skin United States, Inc.)
BIG PLANET, INC.
NSE PRODUCTS, INC.
NU SKIN ASIA INVESTMENT, INC.

                      By:        /s/ D. Mathew Dorny
                      Name:   D. Matthew Dorny
                      Title:     Vice President